Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) UNDER THE EXCHANGE ACT

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, Douglas W. Sabra, Chief Financial Officer of Forward Industries, Inc., certify that, with respect to the Annual Report on Form 10-KSB of Forward Industries, Inc. for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information included in the Report fairly presents, in all material respects, the financial condition and results of operations of Forward Industries.

Dated: November 14, 2003

/s/ DOUGLAS W. SABRA
Douglas W. Sabra
Chief Financial Officer and Vice President
(Principal Financial and Accounting Officer)